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                                                                    Exhibit 99.2

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
              (Subsections (a) and (b) of Section 1350, Chapter 63
                            of Title 18, United Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Ener1, Inc., a Florida corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1) The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 20, 2003                        /s/ Mead M. McCabe
                                            -----------------------------------
                                            Mead M. McCabe
                                            Chief Financial Officer